UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 11, 2008

Gran Tierra Energy Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-52594	98-0479924
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300, 611 – 10th Avenue S.W.
Calgary, Alberta, Canada T2R 0B2
(Address of Principal Executive Offices, Including Zip Code)

(403) 265-3221
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cash Compensation

Special Cash Bonuses

On December 11, 2008, the Board of Directors of Gran Tierra Energy Inc. (the “Company”) approved the following special cash bonuses for outstanding performance by the Named Executive Officers during the 2008 fiscal year and as retention purposes:

Name	Special Cash Bonus

Dana Coffield Chief Executive Officer	$350,000* ($281,057 USD)

Max Wei Vice President, Operations	$75,000* ($60,226 USD)

Martin Eden Chief Financial Officer	$200,000* ($160,604 USD)

Eddie Dyes President, Gran Tierra Energy Colombia	$150,000

Rafael Orenusu President, Gran Tierra Energy Argentina	$75,000

*Denotes amount in Canadian dollars.  Amount in parentheses denotes U.S. dollars at an exchange rate of $0.803019 as of December 12, 2008.

Fiscal year 2009 Cash Compensation Arrangements

On December 11, 2008, the Board of Directors approved the following 2009 annual cash compensation arrangements for the following Named Executive Officers of the Company, effective as of January 1, 2009:

Name	Base Salary

Dana Coffield Chief Executive Officer	$300,000* ($240,906 USD)
Martin Eden Chief Financial Officer	$251,000* ($201,558 USD)

Eddie Dyes President, Gran Tierra Energy Colombia	$253,000

Rafael Orenusu President, Gran Tierra Energy Argentina	$228,000

*Denotes amount in Canadian dollars.  Amount in parentheses denotes U.S. dollars at an exchange rate of $0.803019 as of December 12, 2008

Equity Grants

On December 11, 2008, the Board of Directors approved, under the Company’s 2007 Equity Incentive Plan, the following grants of non-statutory stock options (“NSOs”) for shares of common stock of the Company to the following Named Executive Officers of the Company:

Name	Number of shares underlying NSOs	Grant Date	Vesting Date	Exercise Price

Dana Coffield Chief Executive Officer	600,000	December 15, 2008	*	$2.51 USD

Martin Eden Chief Financial Officer	400,000	December 15, 2008	*	$2.51 USD

Eddie Dyes President, Gran Tierra Energy Colombia	300,000	December 15, 2008	*	$2.51 USD

Rafael Orenusu President, Gran Tierra Energy Argentina	100,000	December 15, 2008	*	$2.51 USD

*Each NSO has a three-year vesting period commencing on the grant date of December 15, 2008, 1/3rd of such option for shares of common stock of the Company vesting and becoming exercisable one year after the grant date; 1/3rd of the option for  shares of common stock of the Company vesting and becoming exercisable two years after the grant date and 1/3rd of the option for shares of common stock of the Company vesting and becoming exercisable three years after the grant date.

Retirement

Max Wei, Vice President, Operations, is retiring from the Company effective March 12, 2009.  On December 11, 2008, the Board of Directors approved that unvested options held by Mr. Wei for 66,667 shares of the Company’s common stock previously awarded to Mr. Wei under the Company’s 2007 Equity Incentive Plan shall immediately vest upon Mr. Wei’s retirement on March 12, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2008	GRAN TIERRA ENERGY INC.

	By:	/s/ Martin H. Eden
Martin H. Eden
Chief Financial Officer